Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2022
Guarantees [Abstract]
Guarantees and Other Commitments

Note 17: Guarantees and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Table 17.1 shows carrying value and maximum exposure to loss on our guarantees.

Table 17.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2022
Standby letters of credit (1)	$112	14,014	4,694	3,058	53	21,819	7,071
Direct pay letters of credit (1)	13	1,593	2,734	465	5	4,797	1,283
Loans and LHFS sold with recourse (2)	16	322	1,078	3,408	8,906	13,714	11,399
Exchange and clearing house guarantees (3)	—	4,623	—	—	—	4,623	—
Other guarantees and indemnifications (4)	—	548	1	10	201	760	515
Total guarantees	$141	21,100	8,507	6,941	9,165	45,713	20,268
December 31, 2021
Standby letters of credit (1)	$119	13,816	5,260	1,572	460	21,108	6,939
Direct pay letters of credit (1)	6	1,597	2,137	1,283	4	5,021	1,373
Loans and LHFS sold with recourse (2)	20	71	943	3,610	8,650	13,274	11,268
Exchange and clearing house guarantees (3)	—	—	—	—	8,100	8,100	—
Other guarantees and indemnifications (4)	—	797	2	12	263	1,074	756
Total guarantees	$145	16,281	8,342	6,477	17,477	48,577	20,336
(1)Standby and direct pay letters of credit are reported net of syndications and participations.
(2)Represents recourse provided, predominantly to the GSEs, on loans sold under various programs and arrangements.
(3)In 2022, we changed our presentation for maximum exposure to loss for these guarantees. As the agreements that include these guarantees automatically renew annually, we believe presentation of these amounts within the expires in one year or less category better aligns with the committed term.
(4)Includes indemnifications provided to certain third-party clearing agents. Estimated maximum exposure to loss was $157 million and $216 million with related collateral of $1.3 billion and $2.3 billion as of December 31, 2022 and 2021, respectively.
Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in
Table 17.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, these amounts are not an indication of expected loss. We believe the carrying value is more representative of our current exposure to loss than maximum exposure to loss. The carrying value represents the fair value of the guarantee, if any, and also includes an ACL for guarantees, if applicable. In determining the ACL for guarantees, we consider the credit risk of the related contingent obligation.
For our guarantees in Table 17.1, non-investment grade represents those guarantees on which we have a higher risk of performance under the terms of the guarantee, which is determined based on an external rating or an internal credit grade that is below investment grade.

STANDBY LETTERS OF CREDIT  We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are conditional lending commitments where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. Total maximum exposure to loss includes the portion of multipurpose lending facilities for which we have issued standby letters of credit under the commitments.

DIRECT PAY LETTERS OF CREDIT We issue direct pay letters of credit to serve as credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement.

WRITTEN OPTIONS We enter into written foreign currency options and over-the-counter written equity put options that are derivative contracts that have the characteristics of a guarantee. Written put options give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price by a specified date. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written options is based on future market conditions and is only quantifiable at settlement. The fair value of written options represents our view of the probability that we will be required to perform under the contract. The fair value of these written options was a liability of $15 million, and an asset of $280 million at December 31, 2022 and 2021, respectively. The fair value may be an asset as a result of deferred premiums on certain option trades. The maximum exposure to loss represents the notional value of these derivative contracts. At December 31, 2022, the maximum exposure to loss was $23.4 billion, with $21.3 billion expiring in three years or less compared with $17.2 billion and $16.7 billion, respectively, at December 31, 2021. See Note 14 (Derivatives) for additional information regarding written derivative contracts.

LOANS AND LHFS SOLD WITH RECOURSE  In certain sales and securitizations of loans, including mortgage loans, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to GSEs, on loans sold under various programs and arrangements. Substantially all of these programs and arrangements require that we share in the loans’ credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in Table 17.1 represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties.

EXCHANGE AND CLEARING HOUSE GUARANTEES  We are members of several securities and derivatives exchanges and clearing houses, both in the U.S. and in countries outside the U.S., that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members and of the organization. Our obligations under the guarantees are generally a pro-rata share based on either a fixed amount or a multiple of the guarantee fund we are required to maintain with these organizations. Some membership rules require members to assume a pro-rata share of losses resulting from another member’s default or from non-member default losses after applying the guarantee fund. We have not recorded a liability for these arrangements as of the dates presented in Table 17.1 because we believe the likelihood of loss is remote.

OTHER GUARANTEES AND INDEMNIFICATIONS We have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.
Under certain factoring arrangements, we may be required to purchase trade receivables from third parties, if receivable debtors default on their payment obligations.
We use certain third-party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions.
We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties.

MERCHANT PROCESSING SERVICES We provide debit and credit card transaction processing services through payment networks directly for merchants and as a sponsor for merchant processing servicers, including our joint venture with a third party that is accounted for as an equity method investment. In our role as the merchant acquiring bank, we have a potential obligation in connection with payment and delivery disputes between the merchant and the cardholder that are resolved in favor of the cardholder, referred to as a charge-back transaction. If we are unable to collect the amounts from the merchant, we incur a loss for the refund to the cardholder. We are secondarily obligated to make a refund for transactions involving sponsored merchant processing servicers. We generally have a low likelihood of loss in connection with our merchant processing services because most products and services are delivered when purchased and amounts are generally refunded when items are returned to the merchant. In addition, we may reduce our risk in connection with these transactions by withholding future payments and requiring cash or other collateral. We estimate our potential maximum exposure to be the total merchant transaction volume processed in the preceding four months, which is generally the lifecycle for a charge-back transaction. As of December 31, 2022, our potential maximum exposure was approximately $759.6 billion, and related losses, including those from our joint venture entity, were insignificant.

GUARANTEES OF SUBSIDIARIES In the normal course of business, the Parent may provide counterparties with guarantees related to its subsidiaries’ obligations. These obligations are included in the Company’s consolidated balance sheet or are reflected as off-balance sheet commitments, and therefore, the Parent has not recognized a separate liability for these guarantees. The Parent fully and unconditionally guarantees the payment of principal, interest, and any other amounts that may be due on securities that its 100% owned finance subsidiary, Wells Fargo Finance LLC, may issue. These securities are not guaranteed by any other subsidiary of the Parent. The guaranteed liabilities were $948 million and $1.2 billion at December 31, 2022 and 2021, respectively. These guarantees rank on parity with all of the Parent’s other unsecured and unsubordinated indebtedness. The assets of the Parent consist primarily of equity in its subsidiaries, and the Parent is a separate and distinct legal entity from its subsidiaries. As a result, the Parent’s ability to address claims of holders of these debt securities against the Parent under the guarantee depends on the Parent’s receipt of dividends, loan payments and other funds from its subsidiaries. If any of the Parent’s subsidiaries becomes insolvent, the direct creditors of that subsidiary will have a prior claim on that subsidiary’s assets. The rights of the Parent and the rights of the Parent’s creditors will be subject to that prior claim unless the Parent is also a direct creditor of that subsidiary. For additional information regarding other restrictions on the Parent’s ability to receive dividends, loan payments and other funds from its subsidiaries, see Note 25 (Regulatory Capital Requirements and Other Restrictions.

OTHER COMMITMENTS To meet the financing needs of our customers, we may enter into commitments to purchase debt and equity securities to provide capital for their funding, liquidity or other future needs. As of December 31, 2022 and 2021, we had commitments to purchase debt securities of $100 million and $18 million and commitments to purchase equity securities of $3.8 billion and $2.4 billion, respectively.
As part of maintaining our memberships in certain clearing organizations, we are required to stand ready to provide liquidity to sustain market clearing activity in the event unforeseen events occur or are deemed likely to occur. Certain of these obligations are guarantees of other members’ performance and accordingly are included in Table 17.1 in Other guarantees and indemnifications.
We have commitments to enter into resale and securities borrowing agreements as well as repurchase and securities lending agreements with certain counterparties, including central clearing organizations. The amount of our unfunded contractual commitments for resale and securities borrowing agreements was $19.9 billion and $11.0 billion as of December 31, 2022 and 2021, respectively. The amount of our unfunded contractual commitments for repurchase and securities lending agreements was $1.6 billion and $1.3 billion as of December 31, 2022 and 2021, respectively.
Given the nature of these commitments, they are excluded from Table 5.4 (Unfunded Credit Commitments) in Note 5 (Loans and Related Allowance for Credit Losses).